ALLONGE

      THIS ALLONGE, by Linsang Manufacturing, Inc., the undersigned (the "Obligor"), and Fuel Centers, Inc. (the "Holder") is to be attached to and made a part of that certain Convertible Note, made by Obligor to Holder, dated June 26, 2002, for a principal amount of $2,000,000 (the "Note").

      NOW THEREFORE, for good and valuable consideration acknowledged to have been received, Obligor and Holder agree to change the Maturity of the Note as follows:

      1. Paragraph number 1 of the Note is deleted in its entirety.

      2. New Paragraph 1 shall be substituted as follows:

            "The principal balance of the Note shall be payable, together with all interest thereon, on or before January 15, 2003, subject to Section 4 herein. Upon the payment in full of the outstanding principal and all accrued but unpaid interest and charges (as referenced in Section 5 below) thereon, this Note shall be surrendered to the Obligor for cancellation."

      3. This Allonge shall be attached to the Note and made a part thereof for all purposes as if executed on the date of the Note. Holder's signature below is affixed to evidence its agreement with the provisions of this Allonge.

      IN WITNESS WHEREOF, the Obligor and Holder's signatures and seals have been affixed effective as of October 15, 2002.

                                       LINSANG MANUFACTURING, INC.
                                         a Delaware corporation

(CORPORATE SEAL)                       By: /s/ Luis P. Negrete
                                          --------------------------------------
                                          Title: President


                                       FUEL CENTERS, INC.
                                         a Nevada corporation

(CORPORATE SEAL)                       By: John R. Muellerleile
                                          --------------------------------------
                                          Title: President